BayFirst Financial Corp. (NASDAQ:BAFN) 2021 – Fourth Quarter Results (Unaudited)

Cautionary Statement Concerning Forward-Looking Information 2BAFN Q4 2021 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of the COVID-19 pandemic, including its effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; the ability of the Company to implement its strategy and expand its lending operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the development of a substitute; changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate,“ "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About BayFirst Financial Corp.

BAYFIRST

BayFirst Financial Corp. ("BayFirst" or the "Company") is the holding company for First Home Bank ("First Home" or the "Bank"). Founded in 1999 (the Bank) and 2000 (the Company).

- BayFirst is a high-performing, growth-oriented bank holding company operating in one of the most attractive banking markets in the U.S. through its wholly-owned subsidiary, First Home Bank, which began doing business as BayFirst Bank in Q1'22. BayFirst offers services through its Community Banking Division and its Residential Mortgage Division.
- BayFirst has seven full-service locations: five in Pinellas County, one in Sarasota County, and one in Hillsborough County (Tampa).
- BayFirst originates residential mortgages through a network of nationwide loan production offices.
- CreditBench is BayFirst's government guaranteed loan origination platform and is one of the nation's top SBA 7(a) originators; in the top 15 by approved dollar volume and by number of units*.
- BayFirst adheres to the principles of its Environmental, Social and Governance (ESG) Policy Statement.



Tarpon Springs
Keystone
Cheval
Lutz
Pebble Creek
Palm Harbor
Lake Magdalene
Carrollwood Village
Temple Terrace
Thonotosassa
Oldsmar
Dunedin
Egypt Lake-Leto
Safety Harbor
Town 'n' Country
Clearwater
Tampa
Mango
Brandon
Old Tampa Bay
Largo
Seminole
Pinellas Park
Lealman
Riverview
Gibsonton
Treasure Island
St Petersburg
Gulfport
Apollo Beach
Ruskin
Sun City Center
Tampa Bay
Parrish
Memphis
Holmes Beach
Palmetto
Bradenton
Cortez
South Bradenton
Waterbury
Bayshore Gardens
Longboat Key
Fruitville
Bee Ridge
Siesta Key
Current Banking Center
Pending Banking Center

* Through SBA fiscal Q1 ended 12/31/21

BAFN Q4 2021 3

Investor Snapshot 4BAFN Q4 2021 Ticker Symbol: BAFN Recent Price*: $21.70 Shares Outstanding*: 3,981,117 Market Cap*: $86.6 million P/LTM EPS (x): 3.78 Price/Tangible Book (x): 0.99 Total Assets: $917.1 million Dividend: $0.08/share, quarterly *Source: S&P Global as of 3/2/2022

BAFN Q4 2021 5 • Dollars in thousands, except per share data SELECTED FINANCIAL DATA llars in Thousands, Except Per Share Data

An Innovative Community Bank 6 Management Depth, Diverse Board Strategically Driven, Progressive Organization Innovative, Dynamic and Highly Profitable Community Bank Attractive Market with Scarcity of Community Banks Scalable Advanced Technology Platform, Diversified Revenue Model BAFN Q4 2021

A Differentiated Business Model

BAYFIRST

Increasingly diversified balance sheet funded by growing local core deposit base

COMMUNITY BANKING

- 7 banking centers in Tampa Bay, growing to 10 to 12 banking centers over the next two years
- Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses


FIRST HOME
COMMUNITY BANKING DIVISION
CREDIT BENCH
Powered By First Home Bank
RESIDENTIAL MORTGAGE DIVISION

RESIDENTIAL MORTGAGE

- Nationwide full-scale mortgage banking platform
- 23 loan production offices throughout the United States
- $2.22 billion origination volume in 2021

CREDITBENCH

- First Home's SBA lending platform
- Top 15* nationwide Preferred Lender
- #1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/21
- FlashCap 7(a) small loan program and traditional Core program
- FlashCap loan generation from organic sales and FinTech partners
- 13 experienced Core lenders with local and national referral sources
- Building national sales team, currently six lenders

* Through SBA fiscal Q1 ended 12/31/21

BAFN Q4 2021 7

Experienced Leadership Team 8BAFN Q4 2021 Executive & Title Experience Anthony N. Leo Chief Executive Officer & Director of BayFirst and the Bank  Joined BayFirst in Q4 2013; Prior to joining BayFirst, provided management consulting and regulatory advisory services to community banks throughout the state of Florida and served as the interim CEO of three troubled banks between 2009 and 2013  Managing Director and Executive Vice President of Community Banks, Inc. (Nasdaq: CMTY) in Harrisburg, PA from 1993 until its sale to Susquehanna Bancshares, Inc. (NasdaqGS: SUSQ) 2007  B.A. in Political Science from George Washington University and a J.D. from George Washington University Law School. He is a member of the Bar in the District of Columbia and state of Maryland Robin Oliver EVP, Chief Financial Officer and Chief Operating Officer of BayFirst and the Bank  Joined BayFirst in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018  Approximately 16 years with Crowe Horwath LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions  B.S. in Accounting from the University of Kentucky Thomas G. Zernick EVP, President of the Bank  Joined BayFirst in Q1 2016  Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)  B.A. in Business Administration from University of Notre Dame Matthew Luckey EVP, Chief Banking Officer  Joined BayFirst in Q3 2015  Previous experience includes commercial banking positions with The Bank of Tampa, Synovus Bank and SunTrust  B.B.A. from The University of Georgia

Experienced Leadership Team 9BAFN Q4 2021 Executive & Title Experience Lewis Benner EVP, Chief Credit Officer  Joined BayFirst in Q3 2018; Prior to joining BayFirst, President and CEO of 1st Manatee Bank, EVP and Chief Lending Officer of Sabal Palm Bank, Community Bank President of Gold Bank and President of Lancaster Region for Lebanon Valley National Bank/Fulton  B.A. in Business Administration from Elizabethtown College Jeffrey M. Hunt EVP, Chief Strategy Officer  Joined BayFirst in March 2016, initially as SVP in SBA Lending; Prior to joining BayFirst, approximately 17 years in investment banking serving as president or managing director for boutique firms primarily focused on financial services  B.S. in Chemistry from Georgia Institute of Technology Brandi Jaber EVP, President of Residential Mortgage Division  Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources supporting mid-size financial institutions  B.B.S from The University of Florida and M.B.A from The University of Tampa John Macaluso EVP, Chief Technology Officer  Joined BayFirst Fall 2020; Prior to joining BayFirst, over 37 years of information technology experience as SVP, Product and Market Strategy and Chief Technology Officer for Fiserv Inc., Director of Information Systems for New York Yankees, and Vice President, Emerging Technologies for Kforce.com  B.A. in Business Administration from University of South Florida

Attractive Florida Markets 10 MEANINGFUL ECONOMIC TAILWINDS #2 state in the U.S.A. for net domestic migration* ~$1.2T economy, with 3.8% GDP growth in Q3’21 Attractive tax policy 2.5million small businesses, more than any other Southeastern state 3rd most populous state Total Deposits in Pinellas, Hillsborough, Manatee and Sarasota Counties of $104bn * …Favorable Population Projections… …and Higher Expected Household Incomes Tier 1 Markets: - Citrus - Hernando - Pasco - Pinellas - Hillsborough - Polk - Manatee - Sarasota - Charlotte Tier 2 Markets: - Sumter - Lake - Orange - Osceola - Hardee - DeSoto - Highlands - Lee - Collier BAFN Q4 2021 *Source: S&P Global Market Intelligence as of June 30, 2021, U-Haul 3.21% 4.58% 4.79% 5.56% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% USA Florida Tampa MSA Sarasota MSA G ro w th R at e ('2 2 to '2 7) 12.33% 14.13% 13.42% 15.08% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% USA Florida Tampa MSA Sarasota MSA G ro w th R at e ('2 2 to '2 7)

Balance Sheet 11BAFN Q4 2021 $559 $607 $632 $675 $722 $1,207 $1,367 $874 $640 $570 $1,545 $1,717 $1,198 $944 $917 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Deposits Net Loans Held for Investment Assets Significant decreases in assets during 2021 resulted primarily from PPP loan forgiveness and sale activity, which was match-funded through the PPPLF. ($ in millions)

Balance Sheet Strength 12BAFN Q4 2021 11.75% 10.84% 12.06% 12.64% 12.22% 0.22% 0.19% 0.30% 0.40% 0.43% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Tier 1 Leverage (First Home Bank) Non Performing Assets, Excluding Govt. Gtd. Loans, to Total Assets

Net Interest Margin 13BAFN Q4 2021 2.84% 3.13% 3.21% 3.46% 3.04% 3.07% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Interest Margin (annualized)

Book Value Per Common Share 14BAFN Q4 2021 $16.04 $17.95 $21.16 $21.32 $21.77 $16.02 $17.93 $21.14 $21.30 $21.75 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Book Value Per Common Share Tangible Book Value Per Common Share

Loans Held for Investment 15BAFN Q4 2021 $1,247,840 $1,207,160 $1,366,516 $874,397 $639,678 $570,496 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Loans Held for Investment (net) Composition of Loans Held for Investment (gross) as of December 31, 2021 52.5% 10.5% 4.5% 3.2% 21.9% 6.7% 0.6% C&I Residential HELOC C&D CRE Owner Occupied CRE- Investor Consumer & Other * * Includes $80.16mm in PPP loans, net of origination fees

Deposits 16BAFN Q4 2021 Total Deposits (in thousands) $558,785 $607,265 $632,322 $675,034 $721,685 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Total Deposits (in thousands) Deposit Portfolio Composition as of December 31, 2021 11.3% 22.7% 58.7% 7.3% Noninterest- Bearing Transaction Interest-Bearing Transaction Savings & Money Market Certificates

Asset Quality 17BAFN Q4 2021 0.22% 0.19% 0.30% 0.40% 0.43% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Nonperforming Assets*/Total Assets Nonperforming Assets/Tier 1 Capital + ALLL (Bank) ALLL/Gross Loans Held for Investment (HFI) ALLL/Gross Loans HFI Excl Govt Gtd 1.72% 1.59% 2.32% 2.53% 2.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 10.13% 9.40% 8.51% 9.22% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 7.26% 7.35% 6.61% 5.25% 4.08% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 * Excludes government guaranteed assets

Earnings 18BAFN Q4 2021 $5,606 $7,511 $13,016 $1,280 $2,811 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Record production in Residential Mortgage and strong PPP revenue, offset by large provisions for loan loss in Q4’20 Record earnings augmented by PPP loan sales in Q2’21 ($ in Thousands)

Earnings Performance Ratios 19BAFN Q4 2021 39.97% 49.56% 74.61% 5.12% 12.54% 0% 20% 40% 60% 80% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Return on Average Common Equity Return on Average Common Equity (annualized) 1.48% 1.84% 3.38% 0.47% 1.22% 0% 1% 2% 3% 4% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Return on Average Assets Return on Average Assets (annualized)

CreditBench  SBA 7(a) loan production was $169.5 million in 2021 with $60.8 million originated in Q4’21  Strong pipeline in both Core and FlashCap  2021 operational focus on the PPP loan forgiveness process for PPP loans originated in 2020  Similar AI technology implemented to process PPP loan applications is being utilized to process forgiveness applications  During Q2’21, $326.3 million of PPP loans originated in 2021 were sold, resulting in a $13.8 million gain on sale  PPP loan forgiveness activities are generally winding down  After a six-quarter pause of selling guaranteed loan balances, we returned to selling guaranteed SBA loan balances in Q4’21  Strong earnings generated from residential fee income, PPP loan income, and gain on sale of PPP loans enabled us to hold SBA loan balances beginning in Q2’20 and ending in Q3’21  Total government guaranteed balance of $171.55 million as of the end of Q4’21, a decrease of 6.8% during the quarter 20BAFN Q4 2021

RESIDENTIAL MORTGAGE DIVISION  Residential mortgage production of $477.5 million in Q4’21, down 5.8% from $506.7 million originated in the prior quarter  Mortgage rate increases are leading to a pull-back in originations  1,520 units of production in Q4’21 as compared to 1,620 units in the previous quarter  The Division achieved profitability in Q4’21 with pre-tax income of $1.47 million  Margin compression continues as the market has normalized and become more competitive  Focused on production and contribution to earnings  Will opportunistically onboard new LPOs with top-notch teams  Primary focus on $3mm to $5mm/month LPOs in the southeastern United States  Continued build out of teams in the Tampa Bay market area 21BAFN Q4 2021

RESIDENTIAL MORTGAGE DIVISION 22BAFN Q4 2021 Total Production ($ in Thousands) $641,077 $715,856 $522,101 $506,673 $477,476 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021

Community Banking  Q4’21 and FY2021 Loan Production Summary:  Total Community Bank Division loan production for Q4’21 was 164 units for $24.25 million, an increase of 26.2% and 4.8% over Q3’21 production of 130 units and $23.13 million, respectively  Total Community Bank Division loan production for 2021 was 448 units for $94.90 million, representing an increase of 132% in units and 19% in dollars originated over the prior year  Overall Community Banking Division loan portfolio consisted of 859 units totaling $196.43 million as of 12/31/21, representing an increase of 53.4% in units and 39.8% in dollars as compared to 12/31/20  Q4’21 and FY2021 Deposit Summary:  Q4’21 deposit balance growth of $44.2 million, or 6.98% during the quarter  Aggregate deposit balance growth was driven by increases in savings and money market deposits, noninterest-bearing demand deposits, and interest-bearing transaction accounts, partially offset by a decrease in time deposits during the quarter  FY2021 deposit balance growth of $163.0 million, or 29.1% during the year  Aggregate deposit balance growth was driven by increases in savings and money market deposits, noninterest-bearing demand deposits, and interest-bearing transaction accounts, partially offset by a decrease in time deposits during the quarter  Overall deposit portfolio consisted of 11,994 accounts totaling $721.7 million as of 12/31/21, up 26.7% and 29.2% respectively from 12/31/20 23BAFN Q4 2021

Key Company Highlights 24 Progressive institution in its products & services, technology, design and social responsibility located in an attractive market with historically strong economic and demographic trends Experienced management team and dedicated local board with clear and actionable growth strategy Few in-market peer institutions provides opportunity for organic growth as well as drives scarcity value Scalable platform focused on serving the banking needs of consumers and businesses in the Tampa Bay region, supported by national business lines in residential and SBA lending and an advanced technology platform Strong insider ownership. The majority of employees are shareholders through participation in ESOP and/or the Stock Purchase Program 23 consecutive quarterly cash dividends paid since initiating cash dividends in 2016. Recent quarterly dividend increased to $0.08 per share, representing a 240% increase over the 23-quarter period. ✔ ✔ ✔ ✔ ✔ ✔ ✔ Formalized ESG principles through its ESG Policy, ESG Policy Statement, and dedicated management and board committees differentiates the Company from its peers BAFN Q4 2021

2022 Strategic Initiatives Fundamental Goals:  Expand the Community Banking Division and core deposit base, while utilizing SBA and residential mortgage as lead products  Maintain capital levels commensurate with risk profile and projected growth  Promote BayFirst as a premier workplace  Leverage investments in ESG program, minority lending program, and community engagement to differentiate BayFirst from its peers  Ensure the Bank’s risk management and compliance management systems evolve with the Bank’s growth and expansion  Increase the float of the Company’s share and expand its retail shareholder base Transformational Initiatives:  Establish BayFirst as a technology-driven organization by leveraging the advanced technology platform developed over the past year to create operational efficiencies and additional revenue opportunities while enabling a comprehensive and high- value digital experience  Enhance customer experience through technological evolution and development of the Contact Center  Expand recurring revenue while leveraging recent investments in infrastructure and technology and rationalizing costs  Selective migration to national portfolio lending  Convert to national bank charter and rebrand the Bank from “First Home” to “BayFirst”  Position the Bank to achieve an “Outstanding” CRA rating 25BAFN Q4 2021

Financial Statements

BAFN Q4 2021 27 BayFirst Financial Corp. and Subsidiary Consolidated Statements of Income Unaudited (Dollars in Thousands, Except Per Share Data)

BAFN Q4 2021 28 BayFirst Financial Corp. and Subsidiary Consolidated Statements of Financial Position Unaudited (Dollars in Thousands)